                                                                      EXHIBIT 99



NEWS RELEASE                                    GENERAL GROWTH PROPERTIES, INC.
                                                110 North Wacker Drive
                                                Chicago, IL 60606
                                                (312) 960-5000
                                                FAX (312) 960-5463

FOR IMMEDIATE RELEASE                           CONTACT:  John Bucksbaum
---------------------                                     312/960-5005

                                                          Bernard Freibaum
                                                          312/960-5252

          GENERAL GROWTH PROPERTIES, INC. ANNOUNCES 31.3% INCREASE IN
     FUNDS FROM OPERATIONS PER SHARE AND EPS OF $.72 FOR FIRST QUARTER 2003


CHICAGO, ILLINOIS, APRIL 28, 2003 -- General Growth Properties, Inc. (NYSE: GGP) today announced a 31.3% increase in Funds from Operations (FFO) per share for first quarter 2003. Since becoming a public company in April 1993, General Growth NEW and has increased FFO per share approximately 15% on a compounded annual basis.


"The resilience of the regional mall is a bright spot in this soft economic environment," said John Bucksbaum, CEO of General Growth Properties. "The General Growth team continues to execute our strategy to create long-term growth and high returns through the performance of profitable assets."

FINANCIAL AND OPERATIONAL HIGHLIGHTS

- Earnings per share-diluted (EPS) in first quarter 2003 increased 41.2% to $.72 versus $.51 for the comparable period in 2002. The adoption of SFAS No. 141 - Business Combinations - and SFAS No. 142 - Goodwill and Other Intangible Assets -- resulted in an earnings increase of approximately $2.2 million or $.03 per share in first quarter 2003 related to the 2002 acquisition of investment property.

- FFO on a per share, fully-diluted basis, grew 31.3% to $1.47 in the first quarter of 2003, up from $1.12 in the first quarter of 2002. Total FFO for the quarter increased 34.9% to $127.3 million, from $94.4 million in last year's first quarter. In order to comply with the Securities and Exchange Commission's recent Regulation G concerning non-GAAP financial measures, the company has revised its definition of FFO to include the effect of SFAS No. 141 and 142. Effective first quarter 2003, the company will report this change retroactively for all periods presented. The adoption of SFAS No. 141 and 142 resulted in an increase of approximately $4.6 million in FFO or $.05 per share in first quarter 2003.

- For fiscal year 2003, the company currently anticipates that FFO per fully-diluted share, including the effects of SFAS No. 141 and SFAS No. 142, will be in the range of $6.30 to $6.40.

The company now provides additional disclosure in the accompanying financial schedules. The number of categories reported for certain items of revenues and expense has been expanded. The results for 2002 have been reclassified to reflect this more detailed disclosure.

    - Prorata real estate net operating income (NOI) increased 34.0% in the quarter to $246.5 million, from $183.9 million during the first quarter of 2002. Total prorata property revenues were $368.0 million for the quarter, an increase of 34.4%, compared to $273.8 million for the same period in 2002. The increases reported includes the results of 30 properties acquired in the second half of 2002.

    - Total tenant sales increased 4.0% for first quarter 2003 and comparable tenant sales increased 0.7% versus the same period last year.

    - Comparable center NOI increased by approximately 6.4% during the first quarter.

    - Mall shop occupancy increased to 90.4%, compared to 89.1% in first quarter 2002.

    - Sales per square foot, on a trailing 12 month basis, as of March 31, 2003, were $345 versus $356 at the end of first quarter 2002. Sales from the JP Realty and Victoria Ward portfolios are reflected as of March 31, 2003, but were not owned as of March 31, 2002.

    - Average rent per square foot for new/renewal leases signed for the year was $32.90 versus $34.99 for the same period in 2002. Average rent for all leases expiring in 2003 is $26.70 versus $29.90 in 2002. The reduced 2003 rents per square foot compared to 2002 are in large part attributable to the inclusion of the JP Realty and Victoria Ward portfolios, which were not included in 2002.

General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company considers FFO a supplemental measure for equity REITS and a complement to GAAP measures because it facilitates an understanding of the operating performance of the company's properties without giving effect to real estate depreciation and amortization, which historically assumes the value of real estate assets diminish predictably over time. Since values for well maintained real estate have instead historically risen or fallen with market conditions, the company believes that FFO provides investors with a clearer view of the companie's operating performance. A reconciliation of GAAP net income to FFO is provided in the portfolio results schedule included herein. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to net income (determined in accordance with GAAP) and is not necessarily indicative of cash available to fund cash needs. In addition, the company's FFO may not be directly comparable to similarly titled measures reported by other REITS.


WEBCAST/CONFERENCE CALL
General Growth will host a live webcast of its conference call regarding this announcement on the Company's web site, www.generalgrowth.com. This webcast will take place on Tuesday, April 29, 2003 at 10:00 a.m., Eastern Time (9:00 a.m. CT, 8:00 a.m. MT, 7:00 a.m. PT). The webcast can be accessed by selecting the conference call icon on the GGP home page. The call will be archived subsequent to the end of the live webcast.

General Growth Properties is the country's second largest shopping center owner, developer and manager of regional shopping malls. General Growth currently has ownership interest in, or management responsibility for, a portfolio of 159 regional shopping malls in 39 states. The company portfolio totals approximately 140 million square feet of retail space and includes over 16,000 retailers nationwide. A publicly traded Real Estate Investment Trust (REIT), General Growth Properties is listed on the New York Stock Exchange under the symbol GGP. For more information on General Growth Properties and its portfolio of malls, please visit the company web site at http://www.generalgrowth.com.


This release may contain forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact are statements that may be deemed forward-looking statements, which are subject to a number of risks, uncertainties and assumptions. Representative examples of these risks, uncertainties and assumptions include (without limitation) general industry and economic conditions, interest rate trends, cost of capital and capital requirements, availability of real estate properties, competition from other companies and venues for the sale/distribution of goods and services, changes in retail rental rates in the company's markets, shifts in customer demands, tenant bankruptcies or store closures, changes in vacancy rates at the company's properties, changes in operating expenses, including employee wages, benefits and training, governmental and public policy changes, changes in applicable laws, rules and regulations (including changes in tax laws), the ability to obtain suitable equity and/or debt financing, and the continued availability of financing in the amounts and on the terms necessary to support the company's future business. Readers are referred to the documents filed with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

                                       ###

FUNDS FROM OPERATIONS and                                                              Three Months Ended
PORTFOLIO RESULTS (unaudited)                                                               March 31,
(in thousands, except per share data)                                                  2003             2002

FUNDS FROM OPERATIONS (FFO)
Funds From Operations - Operating Partnership                                      $    127,313    $     94,400
Less:  Allocations to Operating Partnership unitholders                            $     30,238    $     22,662
                                                                                   ------------    ------------
Funds From Operations - Company stockholders                                       $     97,075    $     71,738

Funds From Operations per share - basic                                            $       1.55    $       1.16
Funds From Operations per share - diluted                                          $       1.47    $       1.12

Weighted average number of Company shares outstanding - basic
   (assuming full conversion of Operating Partnership units)                             82,094          81,551
Weighted average number of Company shares outstanding - diluted
   (assuming full conversion of Operating Partnership units and
   convertible preferred stock)                                                          90,731          90,177

PORTFOLIO RESULTS (a)
Total revenues (b),(c)                                                             $    367,980    $    273,770
Operating expenses                                                                     (121,483)        (89,871)
                                                                                   ------------    ------------
Real estate net operating income                                                        246,497         183,899
Net GGMI operations                                                                       2,858           1,456
Headquarters and regional costs including depreciation that reduces FFO                 (18,177)        (11,078)
General and administrative                                                               (2,933)         (1,362)
Net interest expense (d)                                                                (84,678)        (68,483)
Preferred stock dividends                                                                (6,077)         (6,117)
Preferred unit distributions                                                            (10,177)         (3,915)
                                                                                   ------------    ------------
Funds From Operations - Operating Partnership                                           127,313          94,400

RECONCILIATION OF GAAP NET INCOME TO FUNDS FROM OPERATIONS (e)
Net income (loss) available to common stockholders                                 $     45,511    $     31,434
Extraordinary items (d)                                                                       -               -
                                                                                   ------------    ------------
Income available to common stockholders before extraordinary items                       45,511          31,434
Income from discontinued operations, including gain on sale                              (4,330)           (442)
                                                                                   ------------    ------------
Income from continuing operations                                                        41,181          30,992
Allocations to Operating Partnership unitholders                                         14,401           9,927
FFO of property held for sale                                                               292             507
Depreciation and amortization of capitalized real estate costs
   (including SFAS #141 and #142 lease origination costs) other than
   amortization of financing costs                                                       71,439          52,974
                                                                                   ------------    ------------
Funds From Operations - Operating Partnership                                           127,313          94,400
Funds From Operations - Minority interest                                               (30,238)        (22,662)
                                                                                   ------------    ------------
Funds From Operations - Company stockholders                                             97,075          71,738
                                                                                   ============    ============


Weighted average number of Company shares outstanding - basic                            62,595          61,979
Weighted average number of Company shares outstanding - diluted                          71,232          62,104

Earnings from continuing operations per share - basic                              $       0.66    $       0.50
                                                                                   ============    ============
Earnings from continuing operations per share - diluted                            $       0.66    $       0.50
                                                                                   ============    ============

Earnings from discontinued operations per share - basic                            $       0.07    $       0.01
Earnings from discontinued operations per share - diluted                          $       0.06    $       0.01
Earnings (loss) per share - basic                                                  $       0.73    $       0.51
                                                                                   ============    ============
Earnings (loss) per share - diluted                                                $       0.72    $       0.51
                                                                                   ============    ============



                                                                                      March 31,    December 31,
SUMMARIZED BALANCE SHEET INFORMATION (unaudited)                                        2003          2002

Cash and marketable securities                                                     $     24,232    $     54,116
Investment in real estate, net                                                     $  6,910,801    $  6,926,084
Total assets                                                                       $  7,241,355    $  7,280,822
Mortgage and other notes payable                                                   $  4,531,538    $  4,592,311
Minority interest - Preferred                                                      $    468,201    $    468,201
Minority interest - Common                                                         $    375,767    $    377,746
Preferred stock                                                                    $    335,282    $    337,500
Stockholders' equity                                                               $  1,214,163    $  1,196,525
Total capitalization (at cost)                                                     $  6,924,951    $  6,972,283

PORTFOLIO CAPITALIZATION DATA (unaudited)

Total portfolio debt (Company debt above ($4,531,538 and $4,592,311, respectively) plus pro rata share of debt ($2,121,765 and $2,177,024, respectively) from unconsolidated affiliates) of which (after the effect of the Company's current swap agreements) approximately 35.42% and
   36.2% respectively, is comprised of variable rate debt.                         $  6,653,303    $  6,769,335
Preferred stock                                                                         462,446         449,415
Preferred Operating Partnership units                                                   468,201         468,201
Stock market value of common stock and Operating Partnership units outstanding
   at end of period                                                                $  4,437,709       4,261,573
                                                                                   ------------    ------------
Total market capitalization at end of period                                       $ 12,021,659    $ 11,948,524
                                                                                   ============    ============



(a) Portfolio results combine the revenues and expenses of General Growth Management, Inc. (a Taxable REIT Subsidiary) with the applicable ownership percentage multiplied by the revenues and expenses from properties wholly and/or partially owned by the Operating Partnership.

(b) Includes straight-line rent of $4,656 and $2,819 for the three months ended March 31, 2003 and 2002, respectively.

(c) Includes non-cash rental revenue recognized pursuant to SFAS #141 and #142 for the three months ended March 31, 2003 of $4,558.

(d) As of the first quarter of 2003 and pursuant to SFAS 145 - Rescission of FASB Statements 4, 44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, first quarter 2002 FFO has been adjusted to maintain comparability.

(e) Reconciliation of net income determined in accordance with generally accepted accounting principles to FFO (Company non-GAAP supplemental measures of operating performance) as defined by NAREIT and as required by SEC Regulation G.

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                            (In thousands, unaudited)


                                             Wholly Owned  Unconsolidated
                                               Centers       Centers (a)     Total
                                               -------       -----------     -----
Revenues
     Minimum rents (b),(c)                    $ 169,721       $  74,470    $ 244,191
     Tenant recoveries                           71,078          37,278      108,356
     Overage rents                                6,502           1,091        7,593
     Other (d)                                    6,555           1,285        7,840
                                              ---------       ---------    ---------
        Total revenues                          253,856         114,124      367,980

Operating expenses
    Real estate taxes                            20,120          10,824       30,944
    Repairs and maintenance                      17,709           8,899       26,608
    Marketing                                     8,176           3,758       11,934
    Other property operating costs               34,841          15,148       49,989
    Provision for doubtful accounts               1,813             195        2,008
                                              ---------       ---------    ---------
Total operating expenses                         82,659          38,824      121,483
                                              ---------       ---------    ---------
     Real estate net operating income           171,197          75,300      246,497

GGMI fees (e)                                    20,323               -       20,323
GGMI expenses (e)                               (17,465)              -      (17,465)
Headquarters/regional costs                      (9,159)         (6,394)(f)  (15,553)
General and administrative                       (2,811)           (122)      (2,933)
Depreciation that reduces FFO (g)                (2,624)              -       (2,624)
Interest income                                     595             486        1,081
Interest expense                                (58,957)        (23,330)     (82,287)
Amortization of deferred finance costs           (1,786)         (1,686)      (3,472)
Debt extinguishment costs (h)                         -               -            -
Preferred stock dividends                        (6,077)              -       (6,077)
Preferred unit distributions                    (10,177)              -      (10,177)
                                              ---------       ---------    ---------
Operating Partnership Funds From Operations   $  83,059       $  44,254    $ 127,313
                                              =========       =========    =========


                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002
                            (In thousands, unaudited)

                                             Wholly Owned  Unconsolidated
                                               Centers       Centers (a)     Total
                                               -------       -----------     -----
Revenues
     Minimum rents (b)                        $ 118,855       $  56,325    $ 175,180
     Tenant recoveries                           56,861          28,407       85,268
     Overage rents                                5,428           1,055        6,483
     Other                                        5,999             840        6,839
                                              ---------       ---------    ---------
        Total revenues                          187,143          86,627      273,770

Operating expenses
    Real estate taxes                            13,694           8,341       22,035
    Repairs and maintenance                      13,495           6,599       20,094
    Marketing                                     4,922           2,246        7,168
    Other property operating costs               25,391          12,407       37,798
    Provision for doubtful accounts               2,001             775        2,776
                                              ---------       ---------    ---------
Total operating expenses                         59,503          30,368       89,871
                                              ---------       ---------    ---------
     Property net operating income              127,640          56,259      183,899

GGMI fees (e)                                    16,501               -       16,501
GGMI expenses (e)                               (15,045)              -      (15,045)
Headquarters/regional costs                      (4,083)         (4,976)(f)   (9,059)
General and administrative                       (1,241)           (121)      (1,362)
Depreciation that reduces FFO (g)                (2,019)              -       (2,019)
Interest income                                   1,096           1,811        2,907
Interest expense                                (47,297)        (22,793)     (70,090)
Amortization of deferred finance costs             (901)           (367)      (1,268)
Debt extinguishment costs (h)                       (32)              -          (32)
Preferred stock dividends                        (6,117)              -       (6,117)
Preferred unit distributions                     (3,915)              -       (3,915)
                                              ---------       ---------    ---------
Operating Partnership Funds From Operations   $  64,587       $  29,813    $  94,400
                                              =========       =========    =========




(a) The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the GGP/Homart entities.

(b) Includes straight-line rent of $4,656 and $2,819 for the three months ended March 31, 2003 and 2002, respectively.

(c) Includes SFAS #141 and #142 minimum rent accretion of $4,558 for the three months ended March 31, 2003.

(d) Includes $259 and $507 for the three months ended March 31, 2003 and 2002, respectively, of net FFO of investment property held for sale in 2003.

(e) Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.

(f) Headquarters/regional costs for the unconsolidated centers reflect property management and other fees to GGMI.

(g) Represents depreciation on non-income producing assets including the Company's headquarters building.

(h) As of the first quarter of 2003 and pursuant to SFAS 145 - Rescission of FASB Statements 4, 44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, first quarter 2002 FFO has been adjusted to maintain comparability.

                        OTHER COMPANY PORTFOLIO DATA (A)
             AS OF AND/OR FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (unaudited)

                                                 Wholly-Owned      Unconsolidated    Weighted
                                                   Centers            Centers        Average
                                                -------------      --------------   ----------
Space leased at centers not
     under redevelopment (b)                         90.5%              90.3%            90.4%
Tenant allowances/improvements and capitalized
     leasing costs (in thousands)               $   10,425         $    4,303       $   14,728
Trailing 12 month total sales per sq. ft. (c)   $      334         $      357       $      345
Average annualized in place rent per sq. ft     $    28.55         $    31.58       $    29.95
Average rent per sq. ft. for
     new/renewal leases                         $    31.06         $    36.00       $    32.90
Average rent per sq. ft. for leases
     expiring in 2003                           $    22.16         $    31.29       $    26.70
% change in total sales                               3.7%               4.3%             4.0%
% change in comparable sales                          2.1%              -0.9%             0.7%

(a) Data is for 100% of the mall non-anchor GLA in each portfolio, including those centers that are owned in part by unconsolidated affiliates. Data excludes properties currently being redeveloped and/or remerchandised and miscellaneous (non-mall) properties.

(b) Excluding the JP Realty malls, occupancy at Wholly-Owned Centers was 91.6% and weighted average occupancy was 91.0%.

(c) Excluding the JP Realty malls, sales per sq. ft. at the Wholly-Owned Centers were $352 and weighted average annualized sales per sq. ft. were $355.